Reverse Capitalization (Details) - Schedule of fair value of net assets of VMAC comprising	Dec. 31, 2022 USD ($)
Schedule of Fair Value of Net Assets of VMAC Comprising [Abstract]
Cash and cash equivalents	$ 43,040,107
Trade Payables	(9,146,258)
Warrants Liabilities	(7,625,965)
Total	26,267,884
7,478,964 Anghami Inc. ordinary shares issued at 10 USD	74,789,640
Share listing expenses recognised in profit or loss	$ 48,521,756